NOTE 7 - INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carry-forwards	$ 6,857,600	$ 5,294,800
Total deferred tax assets	6,857,600	5,294,800
Valuation allowance	(6,857,600)	(5,294,800)
Net deferred tax assets	$ 0	$ 0